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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Stephen Whittington, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of House of Brussels Chocolates Inc. for the quarterly period ended January 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of House of Brussels Chocolates Inc.


                                           By:      /s/ STEPHEN WHITTINGTON
                                                    ----------------------------

                                           Name:    STEPHEN  WHITTINGTON

                                           Title:   Chief  Executive  Officer

                                           Date:    March  14,  2003